Exhibit 99.1

                                  PRESS RELEASE

FOR IMMEDIATE RELEASE - February 11, 2002 (10:00 a.m. Central Time)

CAPITAL BANCORP, INC.
1820 WEST END AVENUE
NASHVILLE, TENNESSEE 37203

Contact: Sally P. Kimble, Senior Vice President and Chief Financial Officer

                  CAPITAL BANCORP, INC. , NASHVILLE, TENNESSEE,
                       ANNOUNCES CONTINUED GROWTH IN 2001

Nashville, Tennessee, February 11, 2002 - Capital Bancorp, Inc. today issued the following statement:

Capital Bank & Trust Company and its parent bank holding company, Capital Bancorp, Inc., on a consolidated basis reported continued growth for the year ended December 31, 2001. These results included:

         1. Deposit growth of 16.8% based on deposit averages in 2001 and 2000.

         2. An increase in average loans outstanding of 15.22% in 2001 over 2000.

         3. An increase of 24.88% in gross income before taxes, although net income after taxes was down slightly (generally because Capital Bancorp, Inc. paid more in taxes in 2001 than in
                  2000).

         4. An increase of 61% in non-interest income , in which mortgage refinancings played a major part.

In commenting on the Company's 2001 performance, R. Rick Hart, Chairman, President and CEO, said: "These are outstanding results, particularly in light of both repeated interest rate cuts and a soft, recessionary economy. I am proud of our Bank's Staff and Board of Directors, and the results that we've achieved. In general, we exceeded budgetary expectations and did so in a very tough economic and competitive environment."

The attached unaudited financial information reflects many of the results obtained by Capital Bank & Trust Company and Capital Bancorp, Inc. (the "Company"). These results (which are unaudited) should be compared with the Company's audited financial information when it is filed with the Securities and Exchange Commission with Capital Bancorp, Inc.'s Annual Report on Form 10-K later this year. The information included with this press release includes comparative financial highlights (2001 vs 2000), a year-end balance sheet and income statement, key strategic plan ratios, and certain graphic information for 1994-2001 related to growth history (assets, deposits, and loans), stockholders' equity, net income (pre- and after-tax), and basic earnings per share. All of this information is unaudited.

Statements in this press release that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward- looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms believes, belief, expects, intends, anticipates or plans to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. The following important factors affect the future results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements: Changes in interest rates, further declines or upward trends in the local, regional, state and national economies, as well as the effects of future government fiscal and monetary policies, and the Bank's ability to attract stable low-cost deposits and to make quality and profitable loans, among other things, are all factors that can have a material impact on the Company's ability to achieve favorable results. To these must be added other risks previously and hereafter identified from time to time in the Company's reports to the Securities and Exchange Commission and in public announcements. The Company undertakes no obligation to correct or update this information.

Capital Bancorp, Inc. is a registered bank holding company headquartered in Nashville, Tennessee. It offers extensive and service-intensive financial products and services through its direct and indirect subsidiaries. Its principal subsidiary is Capital Bank & Trust Company, which operates six full-service banking offices in Davidson and Sumner Counties, in Tennessee, including West End, Downtown, Green Hills, Goodlettsville, Hendersonville, and Hermitage. For additional information about the Company and the Bank, please visit the Bank's website at www.capitalbk.com.

                                      #####

                         CAPITAL BANK AND TRUST COMPANY
                        COMPARATIVE FINANCIAL HIGHLIGHTS
                           DECEMBER 31, 2001 AND 2000

                                                                   Unaudited
                                                                      YTD                YTD          Growth         Growth
                                                                   12/31/2001        12/31/2000          $              %
                                                                   ----------        ----------       -------        -------
                                                                   (IN 000'S EXCEPT BV AND EPS)

Balance Sheet (Averages)
Loans                                                                132,020           114,582         17,438          15.22%
                                                                                                                     -------
Securities                                                            19,718            24,816         (5,098)        (20.54)%
Earning Assets                                                       162,525           143,708         18,817          13.09%
Total Core Deposits                                                  114,730           102,765         11,965          11.64%
                                                                                                                     -------
Total Deposits                                                       144,249           123,505         20,744          16.80%
                                                                                                                     -------
Total Equity                                                          15,972            14,966          1,006           6.72%
                                                                                                                     -------
Total Assets                                                         172,050           151,523         20,527          13.55%
                                                                                                                     -------

Balance Sheet
Assets                                                               181,363           166,942         14,421           8.64%
Total loans                                                          144,588           117,354         27,234          23.21%
Allowance                                                             (2,122)           (1,886)          (236)         12.51%
Total Core Deposits                                                  118,393           119,434         (1,041)         -0.87%
Total Deposits                                                       150,093           144,093          6,000           4.16%
Total Equity                                                          16,540            15,282          1,258           8.23%
Nonperforming Loans                                                    1,477             1,626           (149)         (9.16)%
Nonperforming Assets                                                   1,735             2,133           (398)        (18.66)%
Net Charge-offs (Recoveries)                                             334               255             79          30.98%

Income Statement
Net Interest Income                                                    6,788             6,341            447           7.05%
Provision                                                                570               792           (222)        (28.03)%
Non-interest Income (excluding securities transactions)                1,308               812            496          61.08%
Security gains (losses)                                                    0                 0              0           0.00%
Non-interest Expense                                                   5,914             5,095            819          16.07%
                                                                    ---------         --------        -------        -------
Income before taxes                                                    1,612             1,266            346          27.33%
                                                                    ---------         --------        -------        -------
Income taxes                                                             604               179            425         237.43%
                                                                    ---------         --------        -------        -------
Net Income                                                             1,008             1,087            (79)         (7.27)%

Profitability Ratios
 Average weighted rate for loans                                       7.19%             9.57%                         (2.38)%
 Cost of interest bearing liabilities                                  4.51%             5.53%                         (1.02)%
 Net interest margin                                                   4.18%             4.41%                         (0.23)%
 ROA                                                                   0.58%             0.72%                         (0.14)%
 ROE                                                                   6.30%             7.26%                         (0.96)%
 Fee Income/Operating Revenues                                        15.32%            11.01%                          4.31%
 Pretax Preprovision ROA                                               1.26%             1.35%                         (0.09)%
 Efficiency Ratio                                                     72.37%            70.58%                          1.79%
 Basic Earnings Per Share                                              $0.64             $0.68         ($0.04)         (5.88)%
 Book Value                                                           $10.55             $9.79          $0.76           7.76%

Liquidity Ratios (average)
Earning Assets/Total Assets                                           94.46%            94.84%                         (0.38)%
Loans/Deposits                                                        91.52%            92.78%                         (1.26)%
Equity/Assets                                                          9.25%            10.27%                         (1.02)%

                              CAPITAL BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                                             AS OF DECEMBER 31,
===============================================================================================================================
                                                                                                        UNAUDITED
(in thousands)                                                   CBT           CBI      ELIMINATIONS       2001          2000
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Loans, less allowance for possible loan losses
         and unearned interest and fees                       $ 138,952     $     --     $      --      $ 138,952     $ 114,703
Securities available-for-sale, at market value                   23,347           --            --         23,347        25,990
Loans held for sale                                               3,514           --            --          3,514           765
Interest-bearing deposits in financial institutions                 251           --            --            251           496
Federal Funds Sold                                                2,450           --            --          2,450        11,415
-------------------------------------------------------------------------------------------------------------------------------
         Total earning assets                                   168,514           --            --        168,514       153,369
-------------------------------------------------------------------------------------------------------------------------------

Cash & due from banks                                             4,040           --            --          4,040         5,300
Bank premises and equipment, net                                  5,428           --            --          5,428         4,562
Interest receivable                                                 868           --            --            868         1,124
Deferred income taxes                                               714           10            --            724           767
Other real estate                                                   244           --            --            244           493
Other assets                                                      1,623       16,540       (16,569)         1,594         1,327
-------------------------------------------------------------------------------------------------------------------------------
        Total Assets                                          $ 181,431     $ 16,550     $ (16,569)     $ 181,412     $ 166,942
===============================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Noninterest-bearing demand deposits                           $  14,934     $     --     $      --      $  14,934     $  10,535
Interest-bearing deposits                                       135,159           --            --        135,159       133,558
-------------------------------------------------------------------------------------------------------------------------------
Total deposits                                                  150,093           --            --        150,093       144,093
Securities sold under repurchase agreements                       2,854           --            --          2,854         1,545
Advances from Federal Home Loan Bank                             11,000           --            --         11,000         5,000
Accrued interest and other liabilities                              944           29           (29)           944         1,022
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                               164,891           29           (29)       164,891       151,660

Stockholders' equity:
Preferred stock                                                      --           --            --             --             --
Common stock, par value $4 per share                              6,261        6,261        (6,261)         6,261         6,241
Additional paid-in capital                                        5,909        5,909        (5,909)         5,909         5,879
Retained earnings                                                 4,352        4,333        (4,352)         4,333         3,344
Net unrealized gains/(losses) on available-for-sale
  securities                                                         18           18           (18)            18          (182)
-------------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                       16,540       16,521       (16,540)        16,521        15,282
-------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities and Stockholders' Equity            $ 181,431     $ 16,550     $ (16,569)     $ 181,412     $ 166,942
===============================================================================================================================

                              CAPITAL BANCORP, INC.
                         CONSOLIDATED INCOME STATEMENTS

                                                                                                           YEARS ENDED DECEMBER 31,
===================================================================================================================================
                                                                                                          UNAUDITED
(in thousands, except earnings per share)                            CBT         CBI      ELIMINATIONS       2001          2000
-----------------------------------------------------------------------------------------------------------------------------------

Interest income                                                  $  13,254     $   --        $  --        $   13,254     $   13,338
Interest expense                                                     6,466         --           --             6,466          6,997
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                  6,788         --           --             6,788          6,341
Provision for loan losses                                              570         --           --               570            792
-----------------------------------------------------------------------------------------------------------------------------------
      Net interest income after provision for loan losses            6,218         --           --             6,218          5,549
-----------------------------------------------------------------------------------------------------------------------------------
Non-interest income:
   Service charges on deposit accounts                                 590         --           --               590            360
   Other fees and commissions                                          126         --           --               126             71
   Gain on sales of loans                                              591         --           --               591            381
   Gain on sales of premises and equipment                               1         --           --                 1             --
-----------------------------------------------------------------------------------------------------------------------------------
      Total non-interest income                                      1,308         --           --             1,308            812
-----------------------------------------------------------------------------------------------------------------------------------
Non-interest expense:
   Employee salaries and benefits                                    3,342         --           --             3,342          2,872
   Building and equipment expense                                    1,071         --           --             1,071            860
   Other operating expenses                                          1,434         31           --             1,465          1,317
   Loss on sale of other real estate                                    67         --           --                67             46
-----------------------------------------------------------------------------------------------------------------------------------
      Total non-interest expense                                     5,914         31           --             5,945          5,095
-----------------------------------------------------------------------------------------------------------------------------------
Income before income tax expense                                     1,612        (31)          --             1,581          1,266
Income tax expense                                                     604        (12)                           592            179
-----------------------------------------------------------------------------------------------------------------------------------

Net income                                                       $   1,008     $  (19)       $  --        $      989     $    1,087
===================================================================================================================================

Basic earnings per common share                                                                           $     0.63     $     0.68
===================================================================================================================================

                          CAPITAL BANK & TRUST COMPANY
                                 STRATEGIC PLAN
                                FINANCIAL GOALS
                             STATUS AS OF 12/31/01
                                  (Unaudited)

                                                                 YTD                         YTD                         YTD
                                                               ACTUAL                       BUDGET                     VARIANCE
DESCRIPTION                                                  12/31/2001                   12/31/2001                  12/31/2001
-----------                                                  ----------                   ----------                  ----------
FINANCIAL RATIOS:
ROA                                                              0.58%                         0.51%                       0.07%
ROE                                                              6.30%                         5.78%                       0.52%
Capital to Assets                                                9.25%                         8.84%                       0.41%
Efficiency Ratio                                                72.37%                        72.83%                      -0.46%
Net Interest Margin                                              4.18%                         4.36%                      -0.18%
Loans to Deposits                                               91.52%                        88.78%                       2.74%
Fee Income to Net Operating Revenues                            15.32%                        10.18%                       5.14%
Earnings Per Share (annualized)                               $  0.64                       $  0.58                      $ 0.06
Book Value                                                    $ 10.55                       $ 10.38                      $ 0.18

GROWTH HISTORY (Unaudited)

                               1994         1995         1996         1997          1998          1999          2000          2001
Assets                        19,577       39,699       62,450       81,616       113,687       136,313       166,942       181,344
Deposits                      12,144       31,909       53,952       66,392        90,705       100,978       144,093       150,093
Loans                         10,926       25,705       36,709       54,096        73,691       102,912       114,703       138,952

STOCKHOLDER'S EQUITY (IN 000'S) (Unaudited)

                             1994         1995         1996        1997       1998        1999        2000        2001
B-D COLUMN 1                7,359        7,549        7,961       13,294      14,216      19,062      15,282      16,521

NET INCOME (IN 000'S) (Unaudited)

                             1994           1995          1996        1997          1998          1999          2000          2001
After Tax                  (1,065)          (22)          532          836           938         1,038         1,087           989
Before Tax                 (1,065)          (22)          532        1,025         1,536         1,675         1,266         1,581

BASIC EARNINGS PER SHARE (Unaudited)

                             1994          1995          1996         1997        1998        1999        2000        2001
Basic                       (1.17)        (0.02)         0.58          0.7        0.69        0.64        0.68        0.63